UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2008

SHINE MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52234	20-3086866
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRA Employer Identification No.)

Level 29, Central Plaza, 381 Huai Hai Zhong Road, Shanghai 200020, China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-86-21- 6391-6188

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides used by the Shine Media Acquisition Corp. in making a presentation to analysts and potential investors and that are expected to be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Investor presentation of Shine Media Acquisition Corp., dated May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2008	SHINE MEDIA ACQUISITION CORP.

	By:	/s/ Hock Ong
Name: Hock Ong
Title: Chief Financial Officer